Subsequent Event:	12 Months Ended
Dec. 31, 2013
Subsequent Event: [Abstract]
Subsequent Event:

Note 14.          Subsequent Event:

On April 25, 2014, the Company signed a term sheet with its largest Noteholders to extend the maturity date of its $25.3 million Modified Notes from June 29, 2014 to December 31, 2015 and issue up to $12 million of New Notes also maturing December 31, 2015. The terms of arrangement are binding subject to TSX Venture Exchange approval. The relevant terms of the Modified Notes (See Note 11, Convertible Notes) will be amended to be consistent with the New Notes. The New Notes and the Modified Notes (as amended from the date of closing) (the "Notes") bear interest at a rate of 11% per year, which will be accrued quarterly and added to the principal. Subject to certain conditions, the then outstanding principal and deferred interest may be converted into Class A common shares of the Company, redeemed or repurchased. The Notes mature on December 31, 2015 and are convertible, at the option of the holder, into 266.67 shares of Class A common shares per $1,000 (equivalent to a conversion price of $3.75 per common share) at any time upon prior written notice to the Company. The Company will pay in the case of the New Notes, a fee of 2.5% of the principal in the form of an original issue discount and in the case of the Modified Notes, a cash extension fee of 2.5% of the principal.

The Notes will be senior unsecured, equal in rank and subject to certain terms including: (1) the Mining Data and any Arbitration Award may not be pledged without consent of holders comprising at least 75% in principal amount of Notes; (2) the Company may not incur any additional indebtedness that ranks senior to or pari passu with the Notes in any respect without consent of holders comprising at least 75% in principal amount of Notes; (3) each Noteholder will have the right to participate, on a pro rata basis based on the amount of equity it holds, including equity issuable upon conversion of convertible securities, in any future equity or debt financing; (4) the Notes shall be redeemable on a pro rata basis, by the Company at the Noteholders' option, at a price equal to 120% of the outstanding principal balance plus accrued interest upon the issuance of a final Arbitration Award, with respect to which enforcement has not been stayed and no annulment proceeding is pending; provided the Company shall only be obligated to make a redemption to the extent of the net cash proceeds received are in excess of $20,000,000, net of taxes and $13,500,000 to fund accrued and unpaid prospective operating expenses; (5) capital expenditures (including for exploration and related activities) shall not exceed $500,000 in any 12-month period without the prior consent of holders of a majority of the Notes; and (6) the Company shall not agree with any of the Noteholders to any amendment or modification to any terms of the Notes, provide any fees or other compensation whether in cash or in kind to any holder of the Notes, or engage in the repurchase, redemption or other defeasance of any Notes without offering such terms, compensation or defeasance to all holders of the Notes on an equitable and pro-rata basis.

Management is currently evaluating, pursuant to the relevant accounting guidance, the proposed amendments to the terms of the existing notes, whether such amendments represent a modification or an extinguishment of such debt and how management's conclusions may impact the Company's future accounting results. The transaction is expected to be completed in May 2014.